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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 5, 2007
                                                 -------------------------------

                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                    0-944                    41-0783184
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)



9055 Evergreen Boulevard NW, Minneapolis, MN                   55433-8003
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   763-780-4555
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On April 5, 2007, Possis Medical, Inc., announced that it is participating in the SunTrust Robinson Humphrey 36th Annual Institutional Conference to be held April 10 and 11 at the Ritz-Carlton Buckhead in Atlanta, Georgia. Robert Dutcher, chairman, president and CEO, is scheduled to present a company overview and discuss Possis' pioneering medical technologies to conference attendees at 3:15 p.m. ET on April 10.

Item 9.01 Financial Statements and Exhibits

[c]    Exhibits

99.1   Press Release, dated April 5, 2007, issued by Possis Medical, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
--------------------
(Registrant)

Date: April 5, 2007
      -------------

By:  /s/ Jules L. Fisher
   --------------------------------------------------
     Jules L. Fisher
     Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press Release, dated April 5, 2007, issued by Possis Medical, Inc.